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EXHIBIT 21

                                                      SCHEDULE OF AFFILIATES

AS OF DECEMBER 31, 2001
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

                                                                                                              PERCENTAGE OF

                           AFFILIATE                                         INCORPORATION                      OWNERSHIP
-----------------------------------------------------------------  -----------------------------------  ---------------------------

DONNELLY MIRRORS LIMITED                                           ORGANIZED UNDER THE                             100%
                                                                   LAWS OF THE REPUBLIC
                                                                   OF IRELAND

DONNELLY VISION SYSTEMS                                            ORGANIZED UNDER THE                             100%
EUROPE LIMITED                                                     LAWS OF THE REPUBLIC
                                                                   OF IRELAND

DONNELLY ELECTRONICS LIMITED                                       ORGANIZED UNDER THE                             100%
                                                                   LAWS OF THE REPUBLIC
                                                                   OF IRELAND

DONNELLY DE MEXICO, S.A. DE C.V.                                   ORGANIZED UNDER THE                             100%
                                                                   LAWS OF MEXICO

DONNELLY EUROGLAS SYSTEMS, SARL                                    ORGANIZED UNDER THE                             100%
                                                                   LAWS OF FRANCE

DONNELLY HOLDING GmbH                                              ORGANIZED UNDER THE                             100%
                                                                   LAWS OF GERMANY

DONNELLY do BRASIL, LTDA                                           ORGANIZED UNDER THE                             100%
                                                                   LAWS OF BRAZIL

DONNELLY INTERNATIONAL, INC.                                       MICHIGAN                                        100%

DONNELLY TECHNOLOGY, INC.                                          MICHIGAN                                        100%

DONNELLY RECEIVABLES CORPORATION                                   MICHIGAN                                        100%

INFORMATION PRODUCTS, INC.                                         MICHIGAN                                       98.96%

DONNELLY SCANDINAVIA A.B.                                          ORGANIZED UNDER THE                             100%
                                                                   LAWS OF SWEDEN

DONNELLY INVESTMENTS, INC.                                         MICHIGAN                                        100%

DONNELLY HOHE ESPANA S.A.                                          ORGANIZED UNDER THE                           76.7% (A)
                                                                   LAWS OF SPAIN

DONNELLY HOHE ICA LDA                                              ORGANIZED UNDER THE                           76.7% (B)
                                                                   LAWS OF PORTUGAL

DONNELLY HOHE VERWALTUNGS GmbH                                     ORGANIZED UNDER THE                             87%
                                                                   LAWS OF GERMANY

DONNELLY HOHE GmbH & CO. KG                                        ORGANIZED UNDER THE                            66.7%
                                                                   LAWS OF GERMANY
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

DONNELLY HOHE SCHLEIZ GmbH                              ORGANIZED UNDER THE            66.7% (C)
                                                        LAWS OF GERMANY

DONNELLY HOHE PARIS, SARL                               ORGANIZED UNDER THE             66.7% (D)
                                                        LAWS OF FRANCE

SHANGHAI DONNELLY FU HUA WINDOW                         ORGANIZED UNDER THE             50%
SYSTEMS COMPANY LTD.                                    LAWS OF CHINA

SHUNDE DONNELLY ZHEN HUA                                ORGANIZED UNDER THE             25%
AUTOMOTIVE SYSTEMS CO. LTD.                             LAWS OF CHINA

SHANGHAI DONNELLY GANGXIANG AUTOMOTIVE                  ORGANIZED UNDER THE             25%
SYSTEMS CO. LTD.                                        LAWS OF CHINA

DONNELLY YANTAI ELECTRONICS CO. LTD.                    ORGANIZED UNDER THE             50%
                                                        LAWS OF THE PEOPLES
                                                        REPUBLIC OF CHINA

VARITRONIX EC (MALAYSIA) SDN. BHD.                      ORGANIZED UNDER THE             50%
                                                        LAWS OF MALAYSIA

DONNELLY ELECTRONICS, INC.                              MICHIGAN                        100%



APPLIED IMAGE GROUP                                     NEW YORK                        13%

SCHOTT-DONNELLY L.L.C. SMART GLASS SOLUTIONS            DELAWARE                        50%
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(A)   29.8% of Donnelly Hohe Espana S.A. is owned directly by Donnelly
      Corporation and 70.2% owned by Donnelly Hohe GmbH & Co. KG (66.7% of the equity of which is owned by Donnelly Corporation).

(B) 100% of Donnelly Hohe ICA Lda is owned by Donnelly Hohe Espana S.A., 29.8% of which is owned directly by Donnelly Corporation and 70.2% of which is owned by Donnelly Hohe GmbH & Co. KG (66.7% of the equity of which is owned by Donnelly Corporation).

(C)   100% of Donnelly Hohe Schleiz GmbH is owned by Donnelly Hohe GmbH & Co. KG
      (66.7% of the equity of which is owned by Donnelly Corporation).

(D)   99.8% of Donnelly Hohe Paris, SARL is owned by Donnelly Hohe GmbH & Co. KG
      (66.7% of the equity of which is owned by Donnelly Corporation).